Taxes	12 Months Ended
Dec. 31, 2021
Taxes
Taxes

NOTE H. TAXES

($ in millions)
For the year ended December 31:	2021	2020	2019
Income/(loss) from continuing operations before income taxes
U.S. operations	$(2,654)	$(2,349)	$(874)
Non-U.S. operations	7,491	4,921	8,080
Total income from continuing operations before income taxes	$4,837	$2,572	$7,206

The income from continuing operations provision for/(benefit from) income taxes by geographic operations was as follows:

($ in millions)
For the year ended December 31:	2021	2020	2019
U.S. operations	$(969)	$1,913	$(419)
Non-U.S. operations	1,093	(3,273)	479
Total continuing operations provision for/(benefit from) income taxes	$124	$(1,360)	$60

The components of the income from continuing operations provision for/(benefit from) income taxes by taxing jurisdiction were as follows:

($ in millions)
For the year ended December 31:	2021	2020	2019
U.S. federal
Current	$374	$312	$327
Deferred	(1,358)	1,102	(873)
	$(984)	$1,414	$(546)
U.S. state and local
Current	$161	$345	$(55)
Deferred	(370)	(358)	(85)
	$(209)	$(13)	$(140)
Non-U.S.
Current	$1,342	$1,208	$1,376
Deferred	(25)	(3,969)	(630)
	$1,317	$(2,761)	$746
Total continuing operations provision for/(benefit from) income taxes	$124	$(1,360)	$60
Discontinued operations provision for/(benefit from) income taxes	714	484	670
Provision for social security, real estate, personal property and other taxes	3,227	3,199	3,304
Total taxes included in net income	$4,065	$2,322	$4,034

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations was as follows:

For the year ended December 31:	2021	2020	2019
Statutory rate	21%	21%	21%
Enactment of U.S. tax reform	—	—	2
Tax differential on foreign income	(10)	(31)	(14)
Intra-entity IP sale	—	(37)	—
Domestic incentives	(5)	(9)	(6)
State and local	(3)	0	(2)
Other	0	3	0
Effective rate	3%	(53)%	1%

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

The continuing operations effective rate for 2021 was 2.6 percent compared to (52.9) percent in 2020. The current year effective tax rate was primarily driven by tax benefits related to audit settlements in multiple jurisdictions. The prior-year effective tax rate was primarily driven by an intra-entity sale of certain of the company’s intellectual property in the first quarter of 2020 which required the recognition of a $3.4 billion deferred tax asset. The recognition of this non-U.S. deferred tax asset and its related GILTI impacts in the U.S. resulted in a net tax benefit of $0.9 billion in the first quarter of 2020. In addition, a change in foreign tax law resulted in a $0.2 billion tax benefit in the prior year.

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s 2021 effective tax rate.

Deferred Tax Assets

($ in millions)
At December 31:	2021	2020
Retirement benefits	$3,142	$3,700
Leases	1,061	1,149
Share-based and other compensation	661	579
Domestic tax loss/credit carryforwards	1,619	1,746
Deferred income	630	661
Foreign tax loss/credit carryforwards	983	818
Bad debt, inventory and warranty reserves	390	324
Depreciation	249	139
Hedging losses	26	576
Restructuring charges	216	253
Accruals	305	483
Intangible assets	2,929	3,540
Capitalized research and development	2,161	1,387
Other	1,280	1,352
Gross deferred tax assets	15,652	16,707
Less: valuation allowance	883	850
Net deferred tax assets	$14,769	$15,857

*

Deferred Tax Liabilities

($ in millions)
At December 31:	2021	2020
Goodwill and intangible assets	$2,290	$2,635
GILTI deferred taxes	3,257	4,119
Leases and right-of-use assets	1,314	1,584
Depreciation	518	646
Retirement benefits	1,971	1,209
Software development costs	1,016	1,007
Deferred transition costs	42	200
Undistributed foreign earnings	131	276
Other	817	734
Gross deferred tax liabilities	$11,356	$12,410

For financial reporting purposes, the company had foreign and domestic loss carryforwards, the tax effect of which was $773 million, as well as foreign and domestic credit carryforwards of $1,829 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.

The valuation allowances as of December 31, 2021, 2020 and 2019 were $883 million, $850 million and $608 million, respectively. The amounts principally apply to certain foreign and domestic loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2021 increased by $141 million in 2021 to $8,709 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

($ in millions)
	2021	2020	2019
Balance at January 1	$8,568	$7,146	$6,759
Additions based on tax positions related to the current year	934	1,690	816
Additions for tax positions of prior years	247	159	779
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	(688)	(408)	(922)
Settlements	(352)	(19)	(286)
Balance at December 31	$8,709	$8,568	$7,146

The additions to unrecognized tax benefits related to the current and prior years were primarily attributable to non-U.S. tax matters, including transfer pricing, as well as U.S. federal and state tax matters, credits and incentives. The settlements and reductions to unrecognized tax benefits for tax positions of prior years were primarily attributable to non-U.S. audits, U.S. federal and state tax matters, impacts due to lapse of statute of limitations and foreign currency translation adjustments.

The unrecognized tax benefits at December 31, 2021 of $8,709 million can be reduced by $546 million associated with timing adjustments, U.S. tax credits, potential transfer pricing adjustments and state income taxes. The net amount of $8,163 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2020 and 2019 were $7,994 million and $6,562 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2021, the company recognized $125 million in interest expense and penalties; in 2020, the company recognized $117 million in interest expense and penalties; and, in 2019, the company recognized $13 million in interest expense and penalties. The company had $935 million for the payment of interest and penalties accrued at December 31, 2021, and had $843 million accrued at December 31, 2020.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with certain non-U.S. positions that are expected to be recognized due to a lapse in statute of limitations, as well as anticipated resolution of various non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2021 could be reduced by $166 million.

During the fourth quarter of 2020, the U.S. Internal Revenue Service (IRS) concluded its examination of the company’s U.S. income tax returns for 2013 and 2014, which had a specific focus on certain cross-border transactions that occurred in 2013 and issued a final Revenue Agent’s Report (RAR). The IRS’ proposed adjustments relative to these cross-border transactions, if sustained, would result in additional taxable income of approximately $4.5 billion. The company strongly disagrees with the IRS on these specific matters and filed its IRS Appeals protest in the first quarter of 2021. In the third quarter of 2018, the IRS commenced its audit of the company’s U.S. tax returns for 2015 and 2016. The company anticipates that this audit will be completed in 2022. In the fourth quarter of 2021, the IRS commenced its audit of the company’s U.S. tax returns for 2017 and 2018. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2015. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions, and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2021, the company had recorded $727 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. Although the outcome of tax audits are always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

Within consolidated retained earnings at December 31, 2021 were undistributed after-tax earnings from certain non-U.S. subsidiaries that were not indefinitely reinvested. At December 31, 2021, the company had a deferred tax liability of $131 million for the estimated taxes associated with the repatriation of these earnings. Quantification of the deferred tax liability associated with indefinitely reinvested non-earnings related outside basis differences, if any, was not practicable.